Exhibit 10.3

NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT (this “Agreement”) is made as of February [__], 2026, by and between Cineverse Corp., a Delaware corporation (the “Company”), and [________] (the “Investor”).

WHEREAS, the Investor has agreed to purchase, and the Company has agreed to issue and sell to the Investor, a convertible promissory note (the “Note”) in the principal amount of $[_________], (the “Principal Amount”);

WHEREAS, the Company has entered into a Stock Purchase Agreement, dated as of February [__], 2026 (as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Stock Purchase Agreement”), with the Sellers identified therein, each of whom is a shareholder of IndiCue, Inc., a Delaware corporation (the transactions contemplated in the Stock Purchase Agreement, the “Acquisition Transaction”); and

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, and for other valuable consideration, the parties hereto agree as follows:

SECTION 1

ISSUANCE OF NOTE

1.1 Issuance of Note. Subject to the terms and conditions of this Agreement the Company shall issue and sell to the Investor a Note in the Principal Amount. In exchange for the Note, the Investor will fund to the Company $[__] million on the date hereof (the “Note Purchase Price”). The Note shall be substantially in the form attached hereto as Exhibit A.

1.2 Closing. The closing (the “Closing”) of the purchase and sale of the Note by the Investor and the Company shall take place remotely via the exchange of signature pages, on the date of this Agreement or on such other date as is mutually agreed by the Company and the Investor.

1.3 Delivery of the Note. At the Closing, (i) the Investor shall deliver to the Company a wire transfer (pursuant to wire transfer instructions separately provided by the Company in writing to the Investor prior to the date hereof) of immediately available funds in the amount of the Note Purchase Price (or payment by such other means as shall be acceptable to the Company), and (ii) the Company shall execute and deliver to the Investor the Note, reflecting the name of the Investor, dated as of the date of the Closing and reflecting a principal amount drawn and outstanding under the Note equal to the Initial Principal Amount.

SECTION 2

REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

The Investor hereby represents, warrants and covenants to the Company as follows:

2.1 Authorization, Etc. The Investor is either (i) an individual with sufficient legal capacity or (ii) an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation; and all action on the part of the Investor necessary for the authorization, execution and delivery of this Agreement and the other Transaction Documents (as defined herein) and the performance of all obligations of the Investor hereunder and thereunder has been taken or will be taken prior to the issuance of the applicable Securities (as hereinafter defined).

2.2 Validity. This Agreement and the other Transaction Documents to which the Investor is a party constitute valid and legally binding obligations of the Investor, enforceable against the Investor in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

2.3 Purchase for Own Account. The Investor is acquiring the Note and any equity securities directly or indirectly issuable upon conversion of the Note (collectively, the “Securities”) solely for investment for the Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The acquisition by the Investor of any of the Securities shall constitute confirmation of the representation by the Investor that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. The Investor has full power and authority to enter into this Agreement, the Note and any document delivered pursuant to any provision hereof or thereof (collectively, the “Transaction Documents”).

2.4 Disclosure of Information. The Investor has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Note, the offering of the Securities and the business, properties, prospects and financial condition of the Company. The foregoing shall not modify, amend or otherwise affect the Investor’s right to rely on the Company’s representations and warranties contained in this Agreement.

2.5 Investment Experience. The Investor is an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. If other than an individual, the Investor also represents it has not been organized for the purpose of acquiring the Securities. The Investor acknowledges that any investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

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2.6 Accredited Investor. The Investor is an “accredited investor” within the meaning of Regulation D under the Securities Act of 1933, as amended (the “Act”).

2.7 Restrictions on Transfer. The Investor understands that the Securities are characterized as “restricted securities” under the federal securities laws in as much as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, the Investor represents that it is familiar with Rule 144 promulgated under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act. The Investor understands that the Securities have not been and will not be registered under the Act and have not been and will not be registered or qualified in any state in which they are offered, and the Investor will not be able to resell or otherwise transfer his, her or its Securities unless they are registered under the Act and registered or qualified under applicable state securities laws, or an exemption from such registration or qualification is available. The Investor has no immediate need for liquidity in connection with this investment and does not anticipate that it will need to sell his, her or its Securities in the foreseeable future.

2.8 Further Limitations on Disposition. Prior to the closing of the Transaction, without in any way limiting the representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Securities or assign any rights hereunder unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Agreement (including this Section 2) and any other agreement which the purchasers of new securities are required to execute and deliver, as provided for in Section [2] of the Note, and/or have entered into with the Company and by which the Investor is bound as of the date of such disposition, and:

(a) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(b) An exemption from registration is available with respect to such proposed disposition.

2.9 Legends. The Investor understands and agrees that the Company will cause the legends set forth below or legends substantially equivalent thereto, to be placed upon the Securities, together with any other legends that may be required by state or federal securities laws, or by any agreement to which the Investor may become party in accordance with the Note or the Transaction:

THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR TRANSFERRED FOR VALUE DIRECTLY OR INDIRECTLY, IN THE ABSENCE OF SUCH REGISTRATION UNDER THE ACT AND QUALIFICATION UNDER APPLICABLE STATE LAWS, OR PURSUANT TO AN EXEMPTION THEREFROM.

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THIS NOTE AND THE INDEBTEDNESS, RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE TO CERTAIN SENIOR DEBT (AS DEFINED IN THE NOTE), INCLUDING WITHOUT LIMITATION INDEBTEDNESS UNDER THAT CERTAIN SECOND AMENDED AND RESTATED LOAN, GUARANTY AND SECURITY AGREEMENT DATED AS OF APRIL 8, 2025, AS AMENDED FROM TIME TO TIME, AMONG CINEVERSE, EAST WEST BANK AND THE GUARANTORS PARTY THERETO. EACH HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY SUCH SUBORDINATION PROVISIONS.

SECTION 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the SEC Reports (as hereinafter defined), which SEC Reports shall be deemed a part hereof and shall qualify any representation or warranty otherwise made herein to the extent of the disclosure contained in the SEC Reports, the Company hereby makes the following representations and warranties to the Investor:

3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

3.2 Authorization. All action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the other Transaction Documents, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Securities has been taken or will be taken prior to the issuance of the applicable Securities. This Agreement and the other Transaction Documents to which the Company is a party constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

3.3 Capitalization; Valid Issuance. The capitalization of the Company as of the date hereof is as set forth in the SEC Reports. Except as set forth in the SEC Reports or in the Transaction Documents, there are no equity securities of the Company issued, reserved for issuance or outstanding and no outstanding options, warrants, convertible or exchangeable securities, securities exercisable for other securities, subscriptions, rights (including any preemptive rights), equity linked securities, calls or commitments of any character whatsoever to which the Company is a party or may be bound requiring the issuance or sale of any equity securities of the Company. Except as set forth in the SEC Reports, no stock plan, stock purchase, stock option or other agreement or understanding between the Company and any holder of equity securities or rights to purchase equity securities provides for acceleration or other changes in the

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vesting provisions or terms of such agreements or understandings, or the lapse of a Company repurchase right, upon the occurrence of the Closing. The Company has never adjusted or amended the exercise price of any stock options previously awarded, whether through amendment, cancellation, replacement grant, repricing, or any other means. To the Company’s knowledge, no stock options, stock appreciation rights or other equity-based awards issued or granted by the Company are, or will be, subject to the penalties of Section 409A(a)(1) of the Internal Revenue Code of 1986, as amended. All outstanding equity securities of the Company have been, or upon issuance will be, validly issued and are fully paid and nonassessable. The Company holds no equity securities or other ownership interests in any other person or entity, other than its Subsidiaries.

3.4 Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed with the Securities and Exchange Commission (the “SEC”) by the Company under the Securities Act and the Exchange Act of 1933, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports complied in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

3.5 Seniority of the Note. Except for the Existing Credit Facility (as such term is defined in the Note), there is no Indebtedness of the Company that ranks senior in right of payment to the Note, whether with respect to payment of principal, interest, redemption, fees, or penalties, or upon liquidation or dissolution of the Company, or otherwise. The Note shall rank junior in right of payment to the Existing Credit Facility, whether with respect to payment of principal, interest, redemption, fees, or penalties, or upon liquidation or dissolution of the Company, or otherwise.

3.6 Indebtedness. Other than the Existing Credit Facility, neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness in an amount in excess of $1,000,000 (excluding intercompany Indebtedness), (ii) is in violation of any term of or in default under any contract, agreement or instrument relating to any such Indebtedness, except where such violations and defaults would not reasonably be expected to result, individually or in the aggregate, in a

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Material Adverse Effect, or (iii) is a party to any contract, agreement or instrument relating to any such Indebtedness, the performance of which, in the judgment of the Company’s officers, has or would reasonably be expected to have or is expected to have a Material Adverse Effect. Without limiting the foregoing, the Company hereby represents and warrants that immediately before and after entering into and giving effect to this Agreement, the Company is not in default, and there exists no event of default under the Existing Credit Facility, whether as a result of the transactions contemplated by the Transaction Documents or otherwise. For purposes of this Agreement, “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the results of operations, business, properties or condition (financial or otherwise) of the Company; (b) a material impairment of the ability of the Company to perform in any material respect any of its or their respective obligations under the Note or this Agreement; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability of this Agreement or the Note.

3.7 Litigation. Except as set forth in the SEC Reports, there is no lawsuit, litigation, action, inquiry, audit, examination or investigation, claim, complaint, charge, proceeding, suit or arbitration (in each case, whether civil, criminal or administrative and whether public or private) by or before or otherwise involving any Authority (as defined herein) (“Action”) pending or to the Company’s knowledge, currently threatened against the Company that questions the validity of the Transaction Documents, the right of the Company to enter into this Agreement and the other Transaction Documents to which it is a party, or to consummate the transactions contemplated hereby or thereby, or that would reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment, ruling, decree, judicial or arbitral award, subpoena, verdict, determination or decision entered, issued or rendered by an Authority (as defined herein) (“Order”) that would reasonably be expected to result in a Material Adverse Effect. For the purpose of this Agreement, “Authority” means any United States or non-United States (i) federal, state, local, municipal or other government, (ii) governmental or quasi-governmental entity or (iii) body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature, including any arbitrator or arbitral tribunal (public or private).

3.8 Absence of Certain Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as set forth in the SEC Reports, there has been no material adverse change in the assets, operations or financial condition of the Company taken as a whole. The Company has not taken any steps with any governmental agency or authority or any other regulatory or self-regulatory agency or authority to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reasonable basis to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company is not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined herein). For purposes of this Section 3.8, “Insolvent” means, with respect to any person (i) such person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured in the ordinary course, (ii) such person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature in the ordinary course or (iii) such person has unreasonably small capital with which to conduct the business in which it is engaged, as such business is now conducted. For purposes of the foregoing, the amount of any contingent liability at any time shall be computed as the amount that, in light of all facts and circumstances existing at the time, represents the amount that could reasonably be expected to become an actual liability.

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3.9 Filings, Consents and Approvals. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Authority on the part of the Company or its subsidiaries as set forth in the SEC Reports (the “Subsidiaries”)is required in connection with the consummation of the transactions contemplated by this Agreement, other than (a) one or more Current Reports on Form 8-K, including the Transaction Documents as exhibits thereto, with the SEC within the time required by the Exchange Act, (b) the filing with the SEC of the Registration Statement pursuant to the Registration Rights Agreement, (iii) application(s) to each applicable Trading Market for the listing of the shares of Common Stock into which the Note is convertible for trading thereon in the time and manner required thereby, and (iv) such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

3.10 No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation or bylaws, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien (as defined in the Note) upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

3.11 Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The shares into which the Notes are convertible, when issued in accordance with the terms of the Note, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock the number of shares of Common Stock required to be so reserved under the Note.

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3.12 Taxes. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all material United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all material taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

3.13 Accountants. The Company’s independent registered public accounting firm is set forth in the SEC Reports. To the knowledge and belief of the Company, such accounting firm is a registered public accounting firm as required by the Exchange Act. Such accounting firm has expressed its opinion with respect to the financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ending March 31, 2025.

3.14 Offering. Subject in part to the truth and accuracy of the Investor’s representations set forth in Section 2 of this Agreement, the offer, sale and issuance of the Securities by the Company as contemplated by this Agreement are exempt from the registration requirements of the Act and will not result in a violation of the qualification or registration requirements of any applicable state securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

3.15 No Disqualification Events. The Company has exercised reasonable care to determine whether any Company Covered Person (as defined herein) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii), as modified by Rules 506(d)(2) and (d)(3), under the Act (“Disqualification Events”). To the Company’s knowledge, no Company Covered Person is subject to a Disqualification Event. The Company has complied, to the extent required, with any disclosure obligations under Rule 506(e) under the Act. For purposes of the Note, “Company Covered Persons” are those persons specified in Rule 506(d)(1) under the Act; provided, however, that Company Covered Persons do not include (a) the Investor, or (b) any person or entity that is deemed to be an affiliated issuer of the Company solely as a result of the relationship between the Company and the Investor.

3.16 Use of Proceeds. The Company shall use the proceeds of the Note (i) to consummate the Acquisition Transaction, (ii) for working capital purposes and (iii) in compliance with all applicable Laws.

SECTION 4

STOCKHOLDER APPROVAL

4.1 Stockholder Approval. The Company shall provide each stockholder entitled to vote at an annual meeting of stockholders of the Company (the “Stockholder Meeting”) a proxy statement that shall solicit each of the Company’s stockholder’s affirmative vote at the Stockholder Meeting for approval of resolutions (“Stockholder Resolutions”) providing for the approval of the issuance of all of the Securities in compliance with the rules and regulations of the Trading Market (without regard to any limitations on conversion set forth in the Notes) (such affirmative approval being referred to herein as the “Stockholder Approval”, and the date such Stockholder Approval is obtained, the “Stockholder Approval Date”), and the Company shall use its reasonable best efforts to solicit its stockholders’ approval of such Stockholder Resolutions and to cause the Board of Directors of the Company to recommend to the stockholders that they approve such Stockholder Resolutions.

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SECTION 5

MISCELLANEOUS

5.1 Survival. The warranties, representations and covenants of the Company and Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company.

5.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Investor may assign any or all of its rights or obligations under Section 5.1 to any Affiliate (as defined herein) of the Investor; provided, however, that no such assignment shall relieve the Investor of any of its obligations hereunder except to the extent actually performed and the Investor shall remain liable, on a joint and several basis and without duplication, for all its obligations under this Agreement until the termination of this Agreement except to the extent actually performed. For the purpose of this Agreement, “Affiliate” means with respect to any person, any person which directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such person.

5.3 Governing Law. This Agreement, each Transaction Document, and all disputes and Actions arising out of or in connection with the foregoing shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflict of law principles thereof.

5.4 Submission to Jurisdiction. Each of the parties irrevocably and unconditionally submits to the exclusive jurisdiction of the Chancery Court of the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction, any federal court within the State of Delaware, and then, if such federal court declines to accept jurisdiction, any state or federal court within New York, New York), for the purposes of any Action (i) arising under this Agreement or under any Transaction Document or (ii) in any way connected with or related or incidental to the dealings of the parties in respect of this Agreement or any Transaction Document or any of the transactions contemplated hereby or any of the transactions contemplated thereby, and irrevocably and unconditionally waives any objection to the laying of venue of any such Action in any such court, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Action has been brought in an inconvenient forum. Each party hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Action or cause thereof against such

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party (x) arising under this Agreement or under any Transaction Document or (y) in any way connected with or related or incidental to the dealings of the parties in respect of this Agreement or any Transaction Document or any of the transactions contemplated hereby or any of the transactions contemplated thereby, (a) any claim that such party is not personally subject to the jurisdiction of the courts as described in this Section 5.4 for any reason, (b) that such party or such party’s property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (x) the Action or cause thereof in any such court is brought against such party in an inconvenient forum, (y) the venue of such Action or cause thereof against such party is improper; or (z) this Agreement, or the subject matter hereof, may not be enforced against such party in or by such courts. Each party agrees that service of any process, summons, notice or document by registered mail to such party’s respective address set forth on their signature pages hereto shall be effective service of process for any such Action, demand, or cause thereof.

5.5 Waiver of Jury Trial. EACH OF THE PARTIES HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY PROCEEDING, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR UNDER ANY TRANSACTION DOCUMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY TRANSACTION DOCUMENT OR ANY OF THE TRANSACTIONS RELATED HERETO OR THERETO OR ANY FINANCING IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH PROCEEDING, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.5.

5.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile and electronic (including PDF) signatures shall be as effective as original signatures.

5.7 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

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5.8 Notices. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) three business days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid; or (c) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the Investor or the Company as set forth on their respective signature pages hereto. A party may change or supplement its address, or designate additional addresses, for purposes of this Section 5.8 by giving the other parties written notice of the new address in the manner set forth above.

5.9 Amendments and Waivers. Any term of this Agreement or the Note may be amended and the observance of any term of this Agreement or the Note may be waived (either generally or in a particular instance and either retroactively or prospectively), only by prior written agreement between the Company and the Investor.

5.10 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

5.11 Expenses. Each of the Company and the Investor will bear all of its own expenses in connection with the preparation, execution and negotiation of the Transaction Documents and the transactions contemplated hereby and thereby. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or any of the other Transaction Documents, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

5.12 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties with respect to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

5.13 Non-Recourse. This Agreement may only be enforced against, and any action for breach of this Agreement may only be made against, the parties to this Agreement, and without limiting the generality of the foregoing, none of the Representatives of any party to this Agreement shall have any liability arising out of or relating to this Agreement, the negotiation hereof or its subject matter or the transactions contemplated hereby, including with respect to any claim (whether in tort, contract or otherwise) for breach of this Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith, except as expressly provided herein or, for the avoidance of doubt, for claims pursuant to any Transaction Document by any party(ies) thereto against any other party(ies) thereto on the terms and subject to the conditions therein. “Representatives” shall mean, with respect to a person, such person’s Affiliates and its and such Affiliates’ respective directors, officers, employees, advisors, agents, consultants, attorneys, accountants, investment bankers or other representatives.

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[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement as of the date first above written.

COMPANY:

CINEVERSE CORP.

By:
Name: Christopher McGurk
Title: Chief Executive Officer

Address for notices:

With a copy (which shall not constitute notice) to:

Address:	Kelley Drye & Warren LLP

Attn: Carol Sherman

Email: csherman@kelleydrye.com

[Signature Page to Note Purchase Agreement]

IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement as of the date first above written.

THE INVESTOR:

[NAME]

By:
Name:
Title:

Address for notices:	[Address]
[Address]
[Address]
Attn:
Email:

With a copy (which shall not constitute notice) to:

Address:	[FIRM]
[Address]
[Address]
Attn:
Email:

[Signature Page to Note Purchase Agreement]

EXHIBIT A

FORM OF NOTE

[See attached.]

THIS NOTE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO CINEVERSE CORP. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN THIS NOTE.

THIS NOTE AND THE INDEBTEDNESS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH HEREIN TO CERTAIN SENIOR DEBT (AS DEFINED BELOW), INCLUDING WITHOUT LIMITATION INDEBTEDNESS UNDER THAT CERTAIN SECOND AMENDED AND RESTATED LOAN, GUARANTY AND SECURITY AGREEMENT DATED AS OF APRIL 8, 2025, AS AMENDED, RESTATED, SUPPLEMENTED, MODIFIED, EXTENDED, RENEWED OR REFINANCED FROM TIME TO TIME, AMONG CINEVERSE CORP., EAST WEST BANK, AND THE GUARANTORS PARTY THERETO. EACH HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY SUCH SUBORDINATION PROVISIONS.

CINEVERSE CORP.

CONVERTIBLE SUBORDINATED PROMISSORY NOTE

February [__], 2026	$[______]

Cineverse Corp., a Delaware corporation (“Payor” or the “Company”)), for value received, promises to pay to the order of [_______________] (“Holder”), or its assigns as permitted hereunder, the Principal Amount (as defined below) together with accrued interest thereon, each calculated and payable as and to the extent set forth below in this Note. This Note and all Other Notes (as defined herein) are collectively referred to in this Note as the “Notes”.

1. Definitions. As used in this Note, the following terms shall have the meanings set forth below:

(a) “Action” has the meaning ascribed to it in Section 8(a)(viii).

(b) “Attribution Parties” means, collectively, the following persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the date of issuance of this Note, directly or indirectly managed or advised by the Holder’s investment manager or any of its Affiliates (as defined in the Note Purchase Agreement) or principals, (ii) any direct or indirect Affiliates of the Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a group (as that term is used in Section 13(d) of the Exchange Act and as defined in Rule 13d-5 thereunder) together with the Holder or any of the foregoing and (iv) any other persons whose beneficial ownership of the Common Stock would or could be aggregated with the Holder’s and the other Attribution Parties for purposes of Section 13(d) of the Exchange Act. For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Maximum Percentage.

(c) “Authority” has the meaning ascribed to it in Section 8(a)(viii).

(d) “Bank” means East West Bank as the lender under the Loan Agreement and any assignee and participant thereof.

(e) “Bankruptcy Code” means title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, reorganization or similar law for the relief of debtors.

(f) “Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in the City of New York or the City of Los Angeles are required or authorized by law to be closed.

(g) “Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Payor and its Subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Payor or one of its direct or indirect wholly-owned subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) as a result of which any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Payor’s outstanding Common Stock or other Common Stock into which the Company’s Common Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (3) the Company consolidates with, or merges with or into, any “person” or “group” (as that term is used in Section 13(d)(3) of the Exchange Act), or any “person” or “group” consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s Common Stock or the Common Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Common Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Common Stock of the surviving person or any direct or indirect parent company of the surviving person immediately after giving effect to such transaction; or (4) the adoption of a plan relating to the Company’s liquidation or dissolution. Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (a) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company (which shall include a parent company) and (b)(i) the holders of the Common Stock of such holding company immediately following that transaction are substantially the same as the holders of the Common Stock of the Company immediately prior to that transaction or (ii) no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of this sentence) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the voting power of the Common Stock of such holding company immediately following such transaction.

(h) “Change of Control Date” has the meaning ascribed to it in Section 9.

(i) ”Closing Price” means, with respect to any day, the closing price per share of the Common Stock as reported on the Trading Market.

(j) “Commission” means the United States Securities and Exchange Commission.

(k) “Common Stock” means the Common Stock, par value $0.001 per share, of the Payor.

(l) “Common Stock Interest Payment” has the meaning ascribed to it in Section 3(b).

(m) “Conversion Date” has the meaning ascribed to it in Section 6(c).

(n) “Conversion Notice” has the meaning ascribed to it in Section 6(c).

(o) “Conversion Price” has the meaning ascribed to it in Section 6(a).

(p) “Conversion Shares” has the meaning ascribed to it in Section 6(a).

(q) “Excess Shares” has the meaning ascribed to it in Section 6(g).

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s) “Exchange Cap” has the meaning ascribed to it in Section 7.

(t) “Exchange Cap Share Cancellation Allocation” has the meaning ascribed to it in Section 7.

(u) “Exchange Cap Shares” has the meaning ascribed to it in Section 7.

(v) “Forced Conversion” has the meaning ascribed to it in Section 6(b)(i).

(w) “Forced Conversion Amount” has the meaning ascribed to it in Section 6(b)(i).

(x) “Forced Conversion Notice” has the meaning ascribed to it in Section 6(b)(i).

(y) “Forced Conversion Notice Date” has the meaning ascribed to it in Section 6(b)(i).

(z) “Forced Conversion Period” has the meaning ascribed to it in Section 6(b)(ii).

(aa) “Holder” has the meaning ascribed to it in the introduction of this Note, and any permitted subsequent holders of this Note, and Holders means, collectively, the Holder and the holders of the Other Notes.

(bb) “Holder Parties” has the meaning ascribed to it in Section 10(a).

(cc) “Holder’s Conversion Notice” has the meaning ascribed to it in Section 6(c)(i).

(dd) “Interest Payment” has the meaning ascribed to it in Section 2(b)(i).

(ee) “Interest Payment Date” has the meaning ascribed to it in Section 2(b)(i).

(ff) “Junior Debt” means the aggregate principal amount of this Note (and all notes issued in exchange or replacement hereof) or any Other Note from time to time outstanding and unpaid, together with accrued and unpaid interest thereon and any other amounts, liabilities, covenants, duties or obligations of any kind whatsoever from time to time owing under this Note (and all notes issued in exchange or replacement hereof) or any Other Note, the Note Purchase Agreement, any Transaction

Document (as such term is defined in the Note Purchase Agreement) or any agreement, instrument or document now or hereafter executed in connection herewith or therewith, as the same may be modified, amended, restated, supplemented, extended, renewed or refinanced from time to time, whether now existing or hereafter arising, whether under any present or future document, agreement or other instrument, and whether or not evidenced by a writing.

(gg) “Lien” has the meaning set forth in the Loan Agreement.

(hh) “Loan Agreement” means the Second Amended and Restated Loan, Guaranty and Security Agreement dated as of April 8, 2025, by and among East West Bank, Cineverse Corp. and the Guarantors party thereto, as the same may be modified, amended, restated, supplemented, extended, renewed or refinanced from time to time.

(ii) “Maximum Percentage” has the meaning ascribed to it in Section 6(g).

(jj) “Minimum Price” means $[___], which is the Minimum Price determined in accordance with Nasdaq Rule 5635 as of the date of the Note Purchase Agreement.

(kk) “Note Purchase Agreement” means that certain note purchase agreement, dated as of February [__], 2026, by and between the Payor and the Holder.

(ll) “Obligations” means any and all loans, advances, Indebtedness (as defined in the Loan Agreement), liabilities, obligations, covenants or duties of Payor to a Senior Creditor of any kind or nature arising under the Senior Credit Documents, and all extensions and renewals thereof, and modifications and amendments thereto, whether now existing or hereafter arising, whether under any present or future document, agreement or other instrument, and whether or not evidenced by a writing and specifically including but not being limited to, unpaid principal, plus all accrued and unpaid interest thereon (including interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to Payor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), together with all fees, expenses, commissions, charges, penalties and other amounts owing by or chargeable to Payor under the Senior Credit Documents as and when the same shall become due and payable, whether at maturity, by acceleration or otherwise.

(mm) “Obligors” means the Payor, the Guarantors (as defined in the Loan Agreement) and any subsidiary of any of the foregoing.

(nn) “Order” has the meaning ascribed to it in Section 8(a)(viii).

(oo) “Other Notes” means (i) all of the notes issued on substantially the same terms and conditions as this Note and (ii) all notes issued in exchange therefor or replacement thereof.

(pp) “Permitted Indebtedness” means Indebtedness of the Payor owed to a Person, other than the Payor, any Subsidiary of the Company and any Senior Creditor under the Senior Credit Documents, that has an aggregate principal amount or committed amount not in excess of five million dollars ($5,000,000). For the avoidance of doubt, (i) Senior Debt and Other Notes are permitted outside of Permitted Indebtedness and (ii) deferred payments on acquisitions shall not be considered Indebtedness.

(qq) “Permitted Liens” has the meaning set forth in the Loan Agreement and, if no such meaning is set forth therein, means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iv) Liens (A) upon or in any equipment acquired or held by the Company or any of its Subsidiaries to secure the purchase price of such equipment or Indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, or (B) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, (v) leases or subleases and licenses and sublicenses granted to others in the ordinary course of the Company’s business, not interfering in any material respect with the business of the Company and its Subsidiaries taken as a whole, (vi) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods; (vii) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default hereunder; and (viii) Lien arising in favor of any Senior Creditor under the Senior Credit Documents.

(rr) “Person” means any individual sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

(ss) “Reported Outstanding Share Number” has the meaning ascribed to it in Section 6(g).

(tt) “Rule 144” means Rule 144 promulgated under the Securities Act.

(uu) “SEC Reports” means all reports, schedules, forms, statements and other documents, including exhibits thereto and documents incorporated by reference therein, required to be filed by the Payor under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof.

(vv) “Securities Act” means the Securities Act of 1933, as amended.

(ww) “Senior Creditor” means, at the time of determination, each and any state or national bank, commercial bank, state or federal credit union, finance company, insurance company, private equity firm, mezzanine lender or other financial institution or person or any affiliate thereof providing any Indebtedness (as defined in the Loan Agreement) to the Payor, including without limitation the Bank. For resolution of doubt, there may be, at any given time, no Senior Creditor, a single Senior Creditor, or multiple Senior Creditors, and each of such Senior Creditors shall have the rights of a Senior Creditor under, and the benefits of, Section 5 and any reference to a Senior Creditor in Section 5 shall mean each and every such Senior Creditor, but if the Holder is required to make a payment to more than one Senior Creditor, it shall make such payment first to the Bank in respect of Senior Debt owed to the Bank until such Senior Debt is paid in full in cash and then pro rata (based on the principal amount of Senior Debt owed to each such Senior Creditor) to such other Senior Creditors or their representatives.

(xx) “Senior Credit Documents” means the documents evidencing, securing, guaranteeing or otherwise delivered by the Payor to any Senior Creditor in connection with any Senior Debt, and any amendment, restatement, supplement, extension, renewal or refinancing thereof, including without limitation the Loan Agreement and the Loan Documents as defined in the Loan Agreement.

(yy) “Senior Debt” means (i) any Indebtedness (as defined in the Loan Agreement) of the Payor owed to a Senior Creditor, including, without limitation, the principal amount of all loans and guarantee obligations from time to time outstanding or owing under the Senior Credit Documents, together with interest thereon (including, without limitation, any interest subsequent to the filing by or against the Payor of any bankruptcy, reorganization or similar proceeding, whether or not such interest would constitute an allowed claim in any such proceeding, calculated at the rate set forth for overdue loans in the Senior Credit Documents) and all out-of-pocket costs or reasonable fees and expenses incurred after the date of filing by or against the Payor of any such bankruptcy, reorganization or similar proceeding and all fees and expenses owing under the Senior Credit Documents, (ii) all other Obligations owing from the Payor to any Senior Creditor under the Senior Credit Documents, including without limitation the Obligations as defined in the Loan Agreement, and (iii) any refinancing of any Senior Debt. For the avoidance of doubt, all Obligations of the Payor to the Bank under the Loan Agreement or any other Loan Document (as defined in the Loan Agreement) constitute Senior Debt.

(zz) “Trading Day” means, as applicable, (x) with respect to all price or trading volume determinations relating to the Common Stock, any day on which the Common Stock is traded on the Trading Market, or, if the Trading Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder or (y) with respect to all determinations other than price determinations relating to the Common Stock, any day on which The Nasdaq Capital Market (or any successor thereto) is open for trading of securities.

(aaa) “Trading Market” means the Nasdaq Capital Market or such other primary marketplace on which the Common Stock may, from time to time, be listed for trading.

(bbb) “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Trading Market (or, if the Trading Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded), during the period beginning at 9:30 a.m., New York time, and ending at 4:00 p.m., New York time, as reported by Bloomberg through its “VAP” function (set to 09:30 start time and 16:00 end time) or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30 a.m., New York time, and ending at 4:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices).

2. Payment of Principal Amount and Interest.

(a) Principal Amount. The principal amount due under the terms of this Note (the “Principal Amount”) is equal to [_____] Million Dollars ($[________]). Subject to the provisions of Section 4, Section 5 and Section 6 hereof, the Principal Amount, and any accrued and unpaid interest thereon, shall be payable four (4) years from the date hereof (the “Maturity Date”).

(b) Interest.

(i) Prior to the Maturity Date, and subject to this Section 2(b), interest shall accrue on the outstanding Principal Amount at the rate of nine percent (9%) per annum. Interest will be computed on the basis of a 365/6-day year and shall be paid for the actual number of days elapsed, and shall be payable quarterly on the last day of each calendar quarter, commencing March 31, 2026, and on the Maturity Date (each, an “Interest Payment” and, each date on which such Interest Payment is due, an “Interest Payment Date”).

(ii) So long as an Event of Default (as defined herein) has occurred and is continuing without being cured or waived, the Principal Amount shall bear interest at thirteen percent (13%) per annum in lieu of the interest rate set forth in Section 2(b)(i); For the avoidance of doubt, immediately upon a cure or waiver of the relevant Event of Default, the interest rate shall return to the interest rate set forth in Section 2(b)(i).

(c) Prepayment. Subject to Section 5, Payor may prepay this Note, in whole but not in part, at Payor’s sole discretion, by giving at least twenty (20) calendar days’ advance written notice to the Holder specifying the date of such prepayment (the “Prepayment Date”) and the amount to be paid, consisting of: (i) 100% of the principal then outstanding, (ii) interest on the principal then outstanding through the earlier of (A) Maturity Date or (B) twenty-four (24) months after the Prepayment Date, and (iii) warrants, in the form attached hereto as Exhibit A, to purchase the number of shares of Common Stock into which the principal then outstanding would be convertible at the Conversion Price, having an exercise price equal to the Conversion Price and a term ending on the Maturity Date; provided that the Holder may elect, in lieu of receiving such prepayment, by irrevocable written notice to Payor no later than ten (10) calendar days prior to the Prepayment Date, to convert Holder’s outstanding principal amount of Notes in full in accordance with Section 6(a) and Section 6(c) (without the application of any other notice or timing requirement), which conversion shall be deemed to occur on the Prepayment Date.

3. Payments.

(a) Except as set forth in Section 3(b), all payments of principal, interest and any amounts due under this Note shall be paid in lawful money of the United States by inter-bank transfer or wire transfer of immediately available funds to one or more bank accounts in the United States of America designated by the Holder to Payor in writing. Any payment hereunder which, but for this Section 3, would be payable on a day that is not a Business Day shall instead be due and payable on the Business Day next following such day for payment.

(b) Subject to the limitations set forth in Section 6(g) and Section 7, a Holder may elect, in Holder’s sole discretion, by written notice to Payor no later than five (5) Trading Days prior to any Interest Payment Date, to receive one half (1/2) of the next Interest Payment in the number of registered shares of Common Stock (a “Common Stock Interest Payment”) calculated by dividing (A) one half (1/2) of the applicable Interest Payment by (B) by the higher of (I) the arithmetic average of the VWAPs of the Common Stock for each of the five (5) Trading Days immediately preceding the Interest Payment Date and (II) the Minimum Price.

(c) Holder may elect, in lieu of receiving such payment in cash at Maturity Date, by irrevocable written notice to Payor no later than ten (10) calendar days prior to the Maturity Date, to convert Holder’s outstanding principal amount of Notes in full in accordance with Section 6(a) and Section 6(c) (without the application of any other notice or timing requirement and without the application of Section 6(g)).

4. Events of Default. Subject to Section 5, if any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body) shall have occurred (each, an “Event of Default”):

(a) Payor fails to pay any amount when due hereunder and such failure is not cured within three Business Days;

(b) a receiver is appointed for any material part of the Payor’s property, the Payor makes a general assignment for the benefit of creditors, or the Payor becomes a debtor or alleged debtor in a case under the U.S. Bankruptcy Code or becomes the subject of any other bankruptcy or similar proceeding for the general adjustment of its debts or for its liquidation;

(c) the Common Stock is suspended from trading, halted from trading, and/or shall cease to be quoted or listed for trading on any Trading Market for a period of ten (10) consecutive Trading Days, other than if trading generally shall have been suspended or materially limited on or by the Trading Market;

(d) the Company’s failure to timely file with the Commission any SEC Reports on or before the due date of such filing as established by the Commission, it being understood, for the avoidance of doubt, that due date includes any permitted filing deadline extension under Rule 12b-25 under the Exchange Act, which failure results in the Holder being unable to utilize an effective registration statement for the resale of Holder’s securities pursuant to the Registration Rights Agreement; provided that such failure shall be deemed to be cured upon the filing of the relevant disclosure and reinstatement of the use of such registration statement;

(e) any Event of Default (or any other event of default as set forth in, construed or otherwise defined in any Other Note or any Senior Credit Document) occurs with respect to any Other Notes, Senior Debt or Senior Credit Documents, or any breach of any material term of any other debenture, note, or instrument held by the Holder in the Company or any agreement between or among the Company and the Holder;

(f) any representation or warranty made in this Note or any other Transaction Documents (as defined in the Note Purchase Agreement), any written statement pursuant hereto or thereto or any other report, financial statement or certificate made or delivered to the Holder shall be untrue or incorrect in any material respect (or, to the extent such representation or warranty is qualified by materiality or material adverse effect, in any respect) as of the date when made or deemed made and such event shall remain uncured or unremedied for twenty (20) days after receipt of written notice from the Holder of such event;

(g) the Payor shall fail to materially observe or perform any covenant, agreement or warranty contained in, or otherwise commit any material breach or default of any provision of, this Note or any other Transaction Documents (as defined in the Note Purchase Agreement) and does not cure such breach within twenty (20) days after Payor’s receipt of written notice thereof; provided, however, that the Company shall have no opportunity to cure with respect of any breach of its obligations concerning Conversion Shares; and

(h) the Payor’s Board of Directors or shareholders adopt a resolution for the liquidation, dissolution or winding up of the Payor.

then, and in every such event the Principal Amount then outstanding, all accrued interest thereon and any unpaid obligations of Payor hereunder shall become forthwith due and payable, at the request of Payor (or automatically if such Event of Default is under Section 4(b) of this Note), without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by Payor, anything contained herein to the contrary notwithstanding; provided, however, that in addition to and not in any way limiting the foregoing, the Holder may, at its sole option, elect to convert all or any portion of the Principal Amount and accrued interest into

Conversion Shares in accordance with Section 6(a) by, notwithstanding the provisions of Section 6(c), providing not less than two (2) Trading Days’ prior written notice to the Company and any such conversion shall not be effective, and the Holder shall have no right to acquire Conversion Shares, until the expiration of such two (2)-day notice period, and Payor shall, promptly after the second (2nd) Trading Day after receipt of such written notice issue the number of Conversion Shares as set forth in such notice, and such conversion shall be deemed to have been made immediately prior to the close of business after such second (2nd) Trading Day after receipt of such written notice, and the person or persons entitled to receive the Conversion Shares upon such conversion shall be treated for all purposes as the record holder or holders of such Conversion Shares as of such date, and the Conversion Shares shall not be deemed “long” (as used in Regulation SHO) until the second (2nd) Trading Day after Payor’s receipt of such written notice. So long as an Event of Default under Section 4(a), (b), (e) or (h) has occurred and is continuing without being cured or waived, Payor will not award or pay any discretionary cash or equity bonus to any of the Chief Executive Officer, the President or the Chief Legal Officer, except for bona fide transaction-related success compensation in connection with a Change of Control approved by the Payor’s Board of Directors.

5. Subordination. The Holder, by its acceptance of this Note, agrees that this Note, the Other Notes and all other Junior Debt are expressly subordinated and junior in right of payment to the prior payment in full in cash of all Senior Debt to the extent and in the manner set forth herein. As an inducement to each Senior Creditor to extend Senior Debt, the Holder agrees that the Junior Debt shall not be secured by any security interest in or other Lien on any assets of Payor or any other Obligor. By acceptance of this Note, Holder agrees to be bound by the provisions of this Section 5 and acknowledges that the provisions of this Section 5 are, and are intended to be, an inducement to and in consideration of each Senior Creditor to acquire and hold, or to continue to hold, the Senior Debt, and such Senior Creditor shall be deemed conclusively to have relied on such subordination provisions in acquiring and holding, or in continuing to hold, the Senior Debt and the provisions hereof shall be enforceable against Holder by the Senior Creditors. Payor agrees to provide the Holder with notice of any event of default under the Loan Agreement. In addition to and in furtherance of the foregoing, the Holder hereby agrees as follows:

(a) No payment (whether in cash, securities or other property, but excluding any Permitted Payments (as defined below)) on account of principal or interest under this Note or any other amount due with respect to the Junior Debt shall be made, either directly or indirectly by setoff or in any other manner, by Payor, any other Obligor or any other Person, and Holder shall not be entitled to receive such payment. All payments or distributions upon or with respect to the Junior Debt that are received by Holder or any other Person in violation of or contrary to the provisions of this clause (a) shall be received in trust for the benefit of the Senior Creditors and shall be paid over upon demand to the Bank in the same form as so received (with all necessary endorsements) to be applied to the payment of the Senior Debt owed to the Bank until such Senior Debt is paid in full in cash and then pro rata (based on the principal amount of Senior Debt owed to any other Senior Creditor) to the other Senior Creditors. The term “Permitted Payments” as used herein means (a) the cash payment of interest at the non-default rate set forth in Section 2(b)(i) and otherwise strictly in accordance with the terms set forth in this Note, in each case only if and to the extent the following conditions are satisfied at the time such payment is made: (i) no Event of Default (as defined in the Loan Agreement) or any other event of default under any other Senior Credit Document has occurred and is continuing or would result from making such payment, and (ii) after giving pro forma effect to any such payment, the Obligors are in compliance with the covenants set forth in the Loan Agreement and the other Senior Credit Documents, (b) the non-cash payment of accrued interest with Common Stock strictly on the terms set forth in Section 3(b) of this Note, and (c) the conversion of the principal and interest owing under this Note into Conversion Shares strictly on the terms set forth in Section 6 of this Note (but, for the avoidance of doubt, no cash payment shall be permitted under this clause (c)).

(b) In the event of any proceeding under the Bankruptcy Code with respect to any Obligor or any insolvency, bankruptcy, liquidation, reorganization or other similar proceeding with respect to any Obligor, (i) all Senior Debt shall first be paid in full in cash before any payment or any distribution of any kind or character is made by any Obligor or any other Person in respect of any Junior Debt, (ii) any payment or distribution of any kind or character (whether in cash, securities, assets, by set-off, or otherwise) to which Holder would be entitled as holder of Junior Debt but for the provisions of this Section 5 shall be paid or delivered by the Person making such payment or distribution, whether a trustee in bankruptcy, a receiver, a liquidating trustee, or otherwise, directly to Bank to be applied to the payment of the Senior Debt owed to the Bank until such Senior Debt is paid in full in cash and then pro rata (based on the principal amount of Senior Debt owed to any other Senior Creditor) to the other Senior Creditors to the extent necessary to make payment in full of all Senior Debt remaining unpaid and (iii) the provisions this Section 5 are intended to be enforceable as a subordination agreement under Bankruptcy Code Section 510. In the event that Holder shall have received any payment or distribution of any kind or character (whether in cash, securities, assets, by setoff, or otherwise) that it is not entitled to receive by the foregoing provisions, then and in such event such payment or distribution shall be segregated and held in trust for the benefit of and immediately shall be paid over to Bank to be applied to the payment of the Senior Debt owed to the Bank until such Senior Debt is paid in full in cash and then pro rata (based on the principal amount of Senior Debt owed to any other Senior Creditor) to the other Senior Creditors to the extent necessary to make payment in full of all Senior Debt remaining unpaid.

(c) The provisions of this Section 5 shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by the Senior Creditors for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any Obligor) all as though such payment had not been made. The Senior Debt shall continue to be treated as Senior Debt and the provisions of this Section 5 shall continue to govern the relative rights and priorities of the Senior Creditors and Holder even if all or part of the Senior Debt or the security interests securing the Senior Debt are subordinated, set aside, avoided, unenforceable, unperfected or disallowed for any reason and the provisions hereof shall be reinstated if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by any Senior Creditor or any agent, designee or nominee of such Senior Creditor.

(d) Holder shall not seek to obtain, and Holder shall not take, accept, obtain or have, any guaranty from any Obligor (it being understood and agreed that only Payor shall be liable for the Junior Debt) or any Lien in any assets of, or equity interests in, any Obligor or any other Person as security for all or any part of the Junior Debt, and, in the event that Holder obtains any such guaranty or Liens, Holder shall (or shall cause its agent to) promptly execute and deliver to the Senior Creditors such releases, terminations, documents, agreements and instruments, and take such other actions, as any such Senior Creditor shall request to release such guaranty and Liens. Without limiting any of the foregoing, Holder agrees and acknowledges that, in the event Holder takes any action to realize on any collateral securing the Junior Debt (whether or not in violation of the foregoing), if any (including as a result of any judgment lien), all proceeds therefrom shall be received in trust for the benefit of the Senior Creditors and shall be paid over upon demand to the Bank in the same form as so received (with all necessary endorsements) to be applied to the payment of the Senior Debt owed to the Bank until such Senior Debt is paid in full in cash and then pro rata (based on the principal amount of Senior Debt owed to any other Senior Creditor) to the other Senior Creditors.

(e) Holder covenants and agrees that it shall not, and shall not encourage any other Person to, at any time, contest the attachment, validity, perfection, priority or enforceability of the provisions hereof, the Senior Debt, the Senior Credit Documents or the security interests or Liens granted to the Senior Creditors pursuant thereto.

(f) Until the Senior Debt has been paid in full in cash and all commitments to lend under the Senior Credit Documents have been terminated, Holder further covenants and agrees, in its capacity as the holder of the Junior Debt, that Holder will not: (i) accelerate, demand or otherwise make due and payable prior to the original due date thereof any portion of the Junior Debt, (ii) commence, prosecute, or participate in any lawsuit, action, or proceeding, whether private, judicial, equitable, administrative or otherwise, against any Obligor or under, with respect to or in connection with the Junior Debt (including, without limitation, any proceeding under the Bankruptcy Code with respect to any Obligor or any Obligor’s assets or any insolvency, bankruptcy, liquidation, reorganization or other similar proceeding with respect to any Obligor or any Obligor’s assets), provided that, as more fully set forth in clause (g) of this Section 5, Holder may file a proof of claim in any proceeding under the Bankruptcy Code involving Payor, which proof of claim shall indicate Holder’s subordination hereunder, (iii) exercise any remedies or otherwise demand, take, receive or accept any payment on the Junior Debt from any Obligor or any other Person (except that Holder may receive Permitted Payments on the terms and conditions set forth in the definition of Permitted Payments in clause (a) of this Section 5), or exercise any rights or remedies with respect to the Junior Debt as against any Obligor’s or any other Person’s assets, or (iv) possess any assets of any Obligor, send any notice to or otherwise seek to obtain payment directly from any account debtor of any Obligor, sue for an attachment, an injunction, a keeper, a receiver or any other legal or equitable remedy, exercise any rights of set off or recoupment as against any Obligor, or otherwise take any action whatsoever, directly or indirectly to collect any amounts on the Junior Debt from any Obligor or any of its assets. Notwithstanding the foregoing provisions of this clause (f), after the 120th day following receipt by the Bank and the other Senior Creditors of written notice from the Holder that an Event of Default has occurred and is continuing under this Note, Holder may exercise its rights and remedies under this Note with respect to such Event of Default unless any one or more of the following circumstances exist (in which case the Holder shall be prohibited from exercising or continuing to exercise such rights and remedies until none of the following circumstances exist): (i) the Bank or any other Senior Creditor is then diligently pursuing rights and remedies with respect to the Senior Debt or the collateral securing the Senior Debt, (ii) the Bank or any other Senior Creditor is diligently attempting to vacate any stay or prohibition against such exercise or (iii) the Payor or any other Obligor is then a debtor under or with respect to (or otherwise subject to) any proceeding under the Bankruptcy Code or any insolvency, bankruptcy, liquidation, reorganization or other similar proceeding; provided, however, that any payment or proceeds (whether in cash, securities or other property) received by the Holder from such exercise of rights or remedies shall be received in trust for the benefit of the Senior Creditors and shall be immediately paid over to the Bank in the same form as so received (with all necessary endorsements) to be applied to the payment of the Senior Debt owed to the Bank until such Senior Debt is paid in full in cash and then pro rata (based on the principal amount of Senior Debt owed to any other Senior Creditor) to the other Senior Creditors.

(g) In the event of any proceeding under the Bankruptcy Code or any insolvency, bankruptcy, liquidation, reorganization or other similar proceeding with respect to any Obligor, (i) if the Holder has not filed claims or proofs of claim prior to ten (10) Business Days of the final date in which such claims or proofs of claim may be filed, the Bank is hereby irrevocably authorized and empowered (in its own name or in the name of Holder or otherwise), but shall have no obligation, to file claims and proofs of claim and take such other action as Bank may reasonably deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Bank hereunder, (ii) Holder will not take any action or vote in any way so as to (A) contest the validity of the Liens securing the Senior Debt, (B) contest the enforceability or validity of any of the Senior Credit Documents, or (C) contest the Senior Creditors’ priority position over the Holder created by this Section 5, and (iii) until the Senior Debt has been paid in full in cash and all commitments to lend under the Senior Credit Documents have been terminated, Holder will not (A) seek relief from the automatic stay of Section 362 of the Bankruptcy Code or any other stay in respect of the assets of any Obligor, (B) propose any plan of reorganization or file any motion or pleading in support of any motion or plan that would impair the rights of any Senior Creditor, (C) oppose any plan of reorganization or liquidation proposed by any Senior Creditor or with Bank’s written approval, (D) directly or indirectly oppose any relief requested or supported by any Senior Creditor, including any sale or other disposition free and clear of Holder’s Liens (if any) under Bankruptcy Code Section 363(f) or any other similar provision of applicable law, (E) seek or request any adequate protection of its Liens (if any), (F) vote its claim in favor of any plan of reorganization, liquidation, arrangement, moratorium, composition or appointment of an examiner opposed by any Senior Creditor or (G) otherwise take any action in any way in violation of this Section 5. In the event of any violation of any provisions of this Section 5 by the Holder, the Bank may in the name of the Holder, or in its own name thereafter amend, modify or rescind any such prior act taken or vote issued, in violation of this Section 5.

(h) The Senior Creditors may at any time and from time to time, without the consent of or notice to Holder, without incurring responsibility to Holder, and without impairing or releasing any of the Senior Creditors’ rights, or any of the obligations of Holder, hereunder: (i) change the amount, manner, place or terms of payment or change or extend the time of payment of or renew or alter the obligations under, or amend, modify, supplement, increase or replace, the Senior Debt and/or any guaranties executed in connection therewith in any manner or enter into or amend, supplement or replace in any manner any Senior Credit Document or any other agreement relating to the Senior Debt; (ii) sell, exchange, release or otherwise deal with all or any part of any property at any time pledged or mortgaged by any party to secure or securing the Senior Debt (or any guaranty or surety therefor) or any part thereof; (iii) release anyone liable in any manner for the payment or collection of the Senior Debt; (iv) exercise or refrain from exercising any rights against any Obligor or any other Person (including Holder); and (v) apply sums paid by any party to the Senior Debt in any order or manner as determined by the Senior Creditors in accordance with the terms of the Senior Credit Documents.

(i) To the fullest extent permitted by applicable law, Holder hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Senior Credit Documents, or the creation or existence of any Senior Debt; (iii) notice of the amount of the Senior Debt; (iv) notice of any adverse change in the financial condition of any Obligor or of any other fact that might increase Holder’s risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the Senior Credit Documents; (vi) notice of any default or event of default under the Senior Credit Documents or otherwise relating to the Senior Debt; (vii) all other notices (except if such notice is specifically required to be given to Holder under this Note) and demands to which Holder might otherwise be entitled. To the fullest extent permitted by applicable law, Holder waives the right by statute or otherwise to require any Senior Creditor to institute suit against any Obligor or to exhaust any rights and remedies which any Senior Creditor has or may have against any Obligor.

(j) Until the Senior Debt has been paid in full in cash and all commitments to lend under the Senior Credit Documents have been terminated: (i) Holder hereby waives and postpones any right of subrogation Holder has or may have as against any Obligor with respect to any Senior Debt; (ii) in addition, Holder hereby waives and postpones any right to proceed against any Obligor or any other Person, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims (irrespective of whether direct or indirect, liquidated or contingent), with respect to any Senior Debt; and (iii) in addition, Holder also hereby waives and postpones any right to proceed or to seek recourse against or with respect to any property or asset of any Obligor.

6. Conversion.

(a) Voluntary Conversion by Holder. Subject to the limitations set forth in Section 6(g) and Section 7, the Holder has the right, at the Holder’s option, at any time prior to payment in full of the Principal Amount and all accrued interest, to convert this Note, in accordance with the provisions of this Section 6, in whole or in part, into fully paid and nonassessable shares of Common Stock. The number of shares of Common Stock into which this Note may be converted (“Conversion Shares”) pursuant to this Section 6(a) or pursuant to Section 6(b) shall be determined by dividing the aggregate Principal Amount to be converted together with all accrued interest thereon to the date of conversion by the Conversion Price (as defined below) in effect at the time of such conversion. The initial conversion price of this Note shall be equal to $2.00, subject to adjustment as set forth herein (the “Conversion Price”).

(b) Conversion by Payor.

(i) Subject to the limitations set forth in Section 6(b)(ii), Section 6(g) and Section 7, at any time that each of the Closing Prices for an y thirty (30) consecutive Trading Days is or exceeds two hundred percent (200%) of the then applicable Conversion Price, the Payor may, within one (1) Trading Day after the end of any such period, deliver a written notice to the Holder (a “Forced Conversion Notice” and the date such notice is received by the Holder, the “Forced Conversion Notice Date”) to cause the Holder to immediately convert up to [two million dollars ($2,000,000)][15% of the original principal amount of this Note] (the “Forced Conversion Amount”) of the outstanding Principal Amount into Conversion Shares in accordance with this Section 6 (a “Forced Conversion”); provided, that in the event the Payor delivers a Forced Conversion Notice during any period in which a Conversion Notice (as defined below) previously delivered by the Holder pursuant to Section 6(c)(i) remains pending, such Forced Conversion shall not become effective until the earlier of (i) the settlement of the Conversion Shares under such pending Conversion Notice and (ii) five (5) Business Days following the revocation of such pending Conversion Notice; provided, further, that only one such Forced Conversion may be so delayed during any Forced Conversion Period.

(ii) Notwithstanding anything herein to the contrary, the Payor may undertake no more than one (1) Forced Conversion during each six (6) month period from January 1 through June 30 of each year and July 1 to December 31 of each year, commencing on July 1, 2026 (each a “Forced Conversion Period”); provided, however, that if the Payor does not undertake a Forced Conversion for any reason in a Forced Conversion Period (an “Unconverted Forced Conversion Amount”), the Forced Conversion Amount of each subsequent Forced Conversion Period will be increased by the aggregate of all such Unconverted Forced Conversion Amounts.

(c) Conversion Procedure.

(i) Conversion Pursuant to Section 6(a). Subject to the limitations set forth in Section 6(g) and Section 7, conversions of principal pursuant to Section 6(a) shall require [not less than sixty-one (61) calendar days’ prior] written notice to the Company (a “Conversion Notice”) [and shall not be effective, and the Holder shall have no right to acquire Conversion Shares, until the expiration of such sixty-one (61)-day notice period]. Such Conversion Notice shall state the Principal Amount to be converted and the name or names in which the Conversion Shares are to be issued and delivery instructions for such Conversion Shares. [The Holder may revoke a Conversion Notice at any time prior to 5:00 p.m. Eastern Time on the tenth (10th) business day immediately preceding the Conversion Date by delivering written notice of revocation to the Company, in which event such Conversion Notice shall be null and void and of no further force or effect. Following such revocation deadline, the Conversion Notice shall be irrevocable.] Subject to the limitations set forth in Section 6(g) and Section 7, Payor shall, promptly [after the sixty-first (61st) calendar day] after receipt of Holder’s

Conversion Notice (the “Conversion Date”), issue the number of Conversion Shares as set forth in the Conversion Notice. Such conversion shall be deemed to have been made immediately prior to the close of business on the Conversion Date, and the person or persons entitled to receive the Conversion Shares upon such conversion shall be treated for all purposes as the record holder or holders of such Conversion Shares as of such date. [The Conversion Shares shall not be deemed “long” (as used in Regulation SHO) until the sixty-first (61st) calendar day after Payor’s receipt of the applicable Holder’s Conversion Notice.]

(ii) Forced Conversion Pursuant to Section 6(b). Subject to Section 7, if any or all of this Note is converted pursuant to Section 6(b), the Payor shall deliver the Forced Conversion Notice to the Holder of this Note at the address last shown on the records of Payor for the Holder or given by the Holder to Payor for the purpose of notice or, if no such address appears or is given, at the place where the principal executive office of Payor is located, notifying the Holder of the conversion to be effected, specifying the Conversion Price, the Forced Conversion Amount, the amount of accrued interest to be converted, the date on which such conversion will occur and calling upon such Holder to surrender to Payor, in the manner and at the place designated, the Note.

(d) Mechanics and Effect of Conversion. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of Payor issuing any fractional shares to the Holder upon the conversion of this Note, Payor shall pay to the Holder the Principal Amount or accrued interest that is not so converted (the “Fractional Share Amount”), such payment to be in the form as provided below. At its expense, Payor shall, as soon as practicable after conversion, issue to the Holder or Holder’s designee as set forth in Holder’s Conversion Notice or to which Payor delivered the Forced Conversion Notice, as applicable, the number of shares of such Common Stock issuable upon such conversion (bearing such legends as are required and applicable state and federal securities laws in the opinion of counsel to Payor), and deliver any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note, including a check payable to the Holder or Holder’s designee, if any, as set forth in the Holder’s Conversion Notice, for the Fractional Share Amount.

(e) Conversion Price Adjustments.

(i) Adjustments for Stock Splits and Subdivisions. In the event Payor should at any time or from time to time after the date of issuance hereof fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of this Note shall be appropriately decreased so that the number of shares of Common Stock issuable upon conversion of this Note shall be increased in proportion to such increase of outstanding shares.

(ii) Adjustments for Reverse Stock Splits. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for this Note shall be appropriately increased so that the number of shares of Common Stock issuable on conversion hereof shall be decreased in proportion to such decrease in outstanding shares.

(iii) Notices of Record Date. In the event of:

(1) Any taking by Payor of a record of the holders of any class of securities of Payor for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right;

(2) Any capital reorganization of Payor, any reclassification or recapitalization of the capital stock of Payor or any transfer of all or substantially all of the assets of Payor to any other person or any consolidation or merger involving Payor; or

(3) Any voluntary or involuntary dissolution, liquidation or winding-up of Payor;

Payor will mail to the Holder at least ten (10) days prior to the earliest date specified therein, a notice specifying (x) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right and (y) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining stockholders entitled to vote thereon.

(f) Reservation of Common Stock Issuable Upon Conversion. Payor shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of this Note such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Note; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the entire outstanding Principal Amount and accrued interest of this Note, in addition to such other remedies as shall be available to the Holder, Payor will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

(g) Limitations on Beneficial Ownership. The Payor shall not effect the conversion of any portion of the Principal Amount or Interest Payment in shares of Common Stock, and the Holder shall not have the right to convert any portion of the Principal Amount or Interest Payment, and any such conversion or payment shall be null and void and treated as if never made, to the extent that after giving effect to such conversion or payment, such Holder together with the other Attribution Parties collectively would beneficially own in excess of [4.99][9.99]% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and the other Attribution Parties shall include the number of shares of Common Stock held by the Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon conversion of the Note with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon exercise or conversion of the unexercised or nonconverted portion of any other securities of the Payor (including, without limitation, any convertible notes, convertible preferred stock or warrants) beneficially owned by the Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 6(g). For purposes of this Section 6(g), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For the avoidance of doubt, the calculation of the Maximum Percentage shall take into account the concurrent exercise and/or conversion, as applicable, of the unexercised or unconverted portion of any other securities of the Payor beneficially owned by the Holder and/or any other Attribution Party, as applicable. For purposes of determining the number of outstanding shares of Common Stock a Holder may acquire upon the conversion of all or part of this Note without exceeding the Maximum Percentage, such Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Payor’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (y) a more recent public announcement by the Payor or (z) any other written notice by the Payor or the Transfer Agent, if any, setting forth the number of shares of Common Stock outstanding (the “Reported Outstanding Share Number”). If the Payor receives a Holder’s Conversion Notice at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Payor shall notify such Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Holder’s Conversion Notice would otherwise cause such Holder’s beneficial ownership, as determined pursuant to this Section 6(g), to exceed the Maximum Percentage, such Holder must notify the Payor of a reduced number of shares of Common Stock to be issued pursuant to such Holder’s Conversion Notice. For any reason at any time, upon the written or oral request of the Holder, the Payor shall within one (1) Business Day confirm orally and in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Payor, including such the Note, by the Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to the Holder upon conversion of the Note results in the Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the Exchange Act), the number of shares so issued by which the Holder’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and the Holder shall not have the power to vote or to transfer the Excess Shares. Upon delivery of a written notice to the Payor, the Holder may from time to time increase [(with such increase not effective until the sixty-first (61st) day after delivery of such notice)] or decrease the Maximum Percentage of such Holder to any other percentage not in excess of 19.99% as specified in such notice[; provided that any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Payor]. For purposes of clarity, the shares of Common Stock issuable to the Holder pursuant to the terms of this Note in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the 1934 Act. No prior inability to convert the Note pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of convertibility. The provisions of this paragraph shall not be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(g) to the extent necessary to correct this paragraph (or any portion of this paragraph) which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 6(g) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be amended, modified or waived and shall apply to each successor holder of the Note. For the avoidance of doubt, any portion of the Principal Amount for which conversion is not effected by reason of this Section 6(g) shall remain outstanding and shall not be deemed to have been converted.

7. Principal Market Regulation. The Payor shall not issue any shares of Common Stock upon conversion of this Note or otherwise pursuant to the terms of this Note if the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Payor may issue upon conversion of the Notes or otherwise pursuant to the terms of this Note without breaching the Payor’s obligations under the rules or regulations of the Trading Market (the number of shares which may be issued without violating such rules and regulations, including rules related to the aggregate of offerings in connection with an acquisition under NASDAQ Listing Rule 5635(a), the “Exchange Cap”), except that such limitation shall not apply in the event that the Payor (A) obtains the approval of its stockholders as required by the applicable rules of the Trading Market for issuances of shares of Common Stock in excess of such amount or (B) obtains a written opinion from counsel to the Payor that such approval is not required, which opinion shall be reasonably satisfactory to the Holder. Until such approval or such written opinion is obtained, no Holder shall be issued in the aggregate, upon conversion of any Notes or otherwise pursuant to the terms of the Notes, shares of Common Stock in an amount greater than the product of (i) the Exchange Cap as of the Issuance Date multiplied by (ii) the quotient of (1) the original principal amount of Notes issued to such Holder pursuant to the Note Purchase Agreement on the Issuance Date divided by (2) the aggregate original principal amount of all Notes issued to the Holders pursuant to the Note Purchase Agreement the Issuance Date (with respect to each Holder, the “Exchange Cap Allocation”). In the event that any Holder shall sell or otherwise transfer any of such Holder’s Notes, the transferee shall be allocated a pro rata portion of such Holder’s Exchange Cap Allocation with respect to such portion of such Notes so transferred, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation so allocated to such transferee. Upon conversion and exercise in full of a Holder’s Notes, the difference (if any) between such Holder’s Exchange Cap Allocation and the number of shares of Common Stock actually issued to such Holder upon such Holder’s conversion in full of such Notes shall be allocated, to the respective Exchange Cap Allocations of the remaining holders of Notes on a pro rata basis in proportion to the shares of Common Stock underlying the Notes then held by each such Holder of Notes. In the event that the Company is prohibited from issuing shares of Common Stock pursuant to this Section 7 (the “Exchange Cap Shares”), the Company shall pay cash in exchange for the cancellation of such portion of this Note convertible into such Exchange Cap Shares at a price equal to the product of (i) such number of Exchange Cap Shares and (ii) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date the Holder delivers the applicable Conversion Notice with respect to such Exchange Cap Shares to the Company and ending on the date of such issuance and payment under this Section 7 (collectively, the “Exchange Cap Share Cancellation Amount”).

8. Representations and Warranties.

(a) Representations, Warranties and Covenants of Payor.

(i) Organization and Qualification. The Payor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted. The Payor is duly qualified to transact business and in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its businesses or properties.

(ii) Authorization; Enforcement. Payor has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Note and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Note by Payor and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of Payor and no further action is required by Payor, its board of directors or its stockholders in connection therewith. This Note has been duly executed and delivered by Payor and constitutes the valid and binding obligation of Payor enforceable against Payor in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(iii) No Conflicts. The execution, delivery and performance of this Note by Payor do not and will not (i) conflict with or violate any provision of Payor’s certificate or articles of incorporation or bylaws, or (ii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which Payor or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of Payor is bound or affected; except in the case of clause (ii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(iv) Filings, Consents and Approvals. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Authority on the part of the Payor is required in connection with the consummation of the transactions contemplated by this Agreement, other than the Required Approvals (as defined in the Note Purchase Agreement).

(v) SEC Reports; Financial Statements. The Payor has filed all SEC Reports required to be filed with the Commission by the Payor under the Securities Act and the Exchange Act for the two years preceding the date hereof. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Payor has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Payor included in the SEC Reports complied in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Payor and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(vi) No Undisclosed Events, Liabilities or Developments. Except as contemplated by this Note, the Note Purchase Agreement, the other Transaction Documents and the Stock Purchase Agreement (as defined in the Note Purchase Agreement), no event, liability or development has occurred or exists with respect to Payor or its Subsidiaries (as defined in the Note Purchase Agreement) or their respective business, properties, operations or financial condition, that would be required to be disclosed by Payor under applicable securities laws at the time this representation is made that has not been publicly disclosed before one (1) Business Day prior to the date that this representation is made.

(vii) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports and as contemplated by this Note, the Note Purchase Agreement and the Stock purchase, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) Payor has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, (B) liabilities not required to be reflected in Payor’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission and (C) expenses incurred in connection with the transactions contemplated hereunder, (iii) Payor has not altered its method of accounting, (iv) Payor has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) Payor has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Payor stock option plans. Payor does not have pending before the Commission any request for confidential treatment of information.

(viii) Litigation. Except as set forth in the SEC Reports, there is no lawsuit, litigation, action, inquiry, audit, examination or investigation, claim, complaint, charge, proceeding, suit or arbitration (in each case, whether civil, criminal or administrative and whether public or private) by or before or otherwise involving any Authority (as defined herein) (“Action”) pending or to the Payor’s knowledge, currently threatened against the Payor that questions the validity of this Note, the right of the Payor to issue this Note, or to consummate the transactions contemplated hereby, or that would reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect. The Payor is not a party or subject to the provisions of any order, writ, injunction, judgment, ruling, decree, judicial or arbitral award, subpoena, verdict, determination or decision entered, issued or rendered by an Authority (as defined herein) (“Order”) that would reasonably be expected to result in a Material Adverse Effect. For the purpose of this Agreement, “Authority” means any United States or non-United States (i) federal, state, local, municipal or other government, (ii) governmental or quasi-governmental entity or (iii) body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature, including any arbitrator or arbitral tribunal (public or private).

(ix) Labor Relations. Except as set forth in the SEC Reports, no material labor dispute exists or, to the knowledge of Payor, is imminent with respect to any of the employees of Payor which could reasonably be expected to result in a Material Adverse Effect.

(x) Regulatory Permits. Payor and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither Payor nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(xi) Title to Assets. Except as set forth in the SEC Reports, Payor and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of Payor and its Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of Payor and the Subsidiaries, in each case free and clear of all Liens (other than Permitted Liens), except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by Payor and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by Payor and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which Payor and the Subsidiaries are in compliance.

(xii) Transactions with Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of Payor and, to the knowledge of Payor, none of the employees of Payor is presently a party to any transaction with Payor or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of Payor, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of Payor and (iii) for other employee benefits, including stock option agreements under any stock option plan of Payor.

(xiii) Certain Fees. The Holder shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for any brokerage or finder’s fees or commissions payable to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other persons in connection with the transactions contemplated by this Note.

(xiv) Investment Company. Payor is not, and is not an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. Payor shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

(xv) Registration Rights. Other than as disclosed in the SEC Reports and as contemplated in the Note Purchase Agreement, the Registration Rights Agreement, the other Transaction Documents and the Stock Purchase Agreement, no person has any right to cause Payor to effect the registration under the Securities Act of any securities of Payor.

(xvi) Listing and Maintenance Requirements. Payor’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and Payor has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has Payor received any notification that the Commission is contemplating terminating such registration. Other than as disclosed in the SEC Reports, Payor has not, in the twelve (12) months preceding the date hereof, received notice from the Trading Market to the effect that Payor is not in compliance with the listing or maintenance requirements of such trading market. Payor is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(xvii) Tax Status. Except for matters that would not, individually or in the aggregate, have a Material Adverse Effect, Payor and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and Payor has no knowledge of a tax deficiency which has been asserted or threatened against Payor or any Subsidiary.

(xviii) Foreign Corrupt Practices. Neither Payor, nor to the knowledge of Payor, any agent or other person acting on behalf of Payor, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by Payor (or made by any person acting on its behalf of which Payor is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(xix) Negative Covenants. As long as any portion of this Note remains outstanding, unless the holders of more than fifty percent (50%) of the principal amount of the then outstanding Notes shall have otherwise given prior written consent therefor, Payor covenants and agrees not to directly or indirectly:

(1) Except for Permitted Indebtedness and Senior Debt, enter into, create, incur, assume, guarantee or otherwise become liable for, or permit to exist, any Indebtedness for borrowed money of any kind (including any guarantees thereof) that, in any such case, is senior to or pari passu with the Notes, whether secured or unsecured, and whether such Indebtedness is incurred on or with respect to any of its properties or assets now owned or hereafter acquired, or any interest therein or income or profits therefrom;

(2) Except for Permitted Liens, allow or suffer to exist any Lien upon or in any property or assets (including accounts and contract rights) owned by the Company or any of its Subsidiaries; or

(3) redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any Indebtedness (other than Senior Debt and any Notes), whether by way of payment in respect of principal of (or premium, if any) or interest on, such Indebtedness if at the time such payment is due or is otherwise made or, after giving effect to such payment, an event constituting, or that with the passage of time and without being cured would constitute, an Event of Default has occurred and is continuing; provided, however, that at any time after the date that is eighteen (18) months following the date of issuance of this Note, the Company may redeem, repurchase, or repay Indebtedness that is pari passu with or junior to the Notes if: (a) no Event of Default has occurred and is continuing or would result from such payment; (b) the Company has first offered in writing to the Holders to redeem Notes having an aggregate principal amount of not less than six million dollars ($6,000,000) (or, if less, all outstanding Notes) at a price equal to one hundred twenty percent (120%) of the principal amount being redeemed plus accrued and unpaid interest on such principal amount, with any partial redemption to be allocated pro rata among all Holders; and (c) the Holders of more than fifty percent (50%) of the aggregate principal amount of the Notes outstanding have declined such offer in writing or failed to accept such offer within thirty (30) days of delivery thereof;

(4) sell, transfer, license exclusively, or otherwise dispose of any assets, intellectual property, content libraries, technology, brands, or business units (individually or in the aggregate over any consecutive twelve (12) month period) having a fair market value exceeding ten million dollars ($10,000,000) or that generated revenues exceeding ten million dollars ($10,000,000) in the twelve (12) months prior to such disposition, except for: (i) non-exclusive licenses or distribution agreements entered into in the ordinary course of business; (ii) licenses or sales of individual content titles in the ordinary course, provided no single transaction exceeds five million dollars ($5,000,000); (iii) sales of obsolete, unused, or worn-out assets no longer useful in the business; or (iv) sales expressly permitted under the Loan Agreement with East West Bank that do not require lender consent thereunder.

Notwithstanding anything to the contrary in this Section 8(a)(xix), if at any time the aggregate outstanding principal amount of all Notes is less than four million dollars ($4,000,000), then the provisions of subsections (1) through (4) of this Section 8(a)(xix) shall automatically terminate and be of no further force or effect, and the Company shall have no further obligations thereunder.

(b) Representations and Warranties of Holder.

(i) Organization; Authority. The Holder is either (i) an individual with sufficient legal capacity or (ii) an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation; and all action on the part of the Holder necessary for the authorization, execution and delivery of this Note and the performance of all obligations of the Holder hereunder has been taken. This Note has been duly executed by the Holder, and when delivered by such Holder in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Holder, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(ii) Holder Status; Own Account. Holder is and upon conversion of this Note pursuant to Section 6 will be: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. If an entity, the Holder was not organized for the purpose of accepting this Note and is not required to be registered as a broker-dealer under Section 15 of the Exchange Act. The Holder understands that this Note and any Conversion Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring this Note and any Conversion Shares for its own account and not with a view to or for distributing or reselling this Note and any Conversion Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of this Note or any Conversion Shares in violation of the Securities Act or any applicable state securities law and has no arrangement or understanding with any other persons regarding the distribution of this Note and any Conversion Shares (this representation and warranty not limiting the Holder’s right to sell this Note and any Conversion Shares in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law. The Holder is acquiring this Note and any Conversion Shares hereunder in the ordinary course of its business. The Holder does not have any agreement or understanding, directly or indirectly, with any person to distribute any of this Note and any Conversion Shares.

(iii) Experience of Such Holder. The Holder, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the Note, and has so evaluated the merits and risks of such investment. Such Holder is able to bear the economic risk of the Note and, at the present time, is able to afford a complete loss of such investment.

(iv) Access to Information. The Holder acknowledges that it has reviewed the SEC Reports and this Note and has been afforded (A) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of Payor concerning the terms and conditions of the Note and the merits and risks of the Note; (B) access to information about Payor and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospectus sufficient to enable it to evaluate its investment; and (C) the opportunity to obtain such additional information that Payor possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the Note. Neither such inquiries nor any other investigation conducted by or on behalf of the Holder or its representatives or counsel shall modify, amend or affect the Holder’s right to rely on the truth, accuracy and completeness of the SEC Reports and this Note, and Payor’s representations and warranties contained in this Note.

(v) Fees and Commissions. The Holder has not retained any intermediary with respect to the transactions contemplated by this Note and agrees to indemnify and hold harmless Payor from any liability for any compensation to any intermediary retained by the Holder and the fees and expenses of defending against such liability or alleged liability.

(vi) No Conflicts. The execution, delivery and performance of this Note by the Holder do not and will not (A) if applicable, conflict with or violate any provision of the Holder’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (B) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Holder, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a debt of such Holder or otherwise) or other understanding to which the Holder is a party or by which any property or asset of the Holder is bound or affected, or (C) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Holder is subject (including federal and state securities laws and regulations), or by which any property or asset of the Holder is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(vii) Consents. All consents, approvals, orders and authorizations required on the part of such Holder in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated therein have been obtained and are effective as of the date hereof.

9. Change of Control. In the event of a Change of Control, Payor shall notify the Holder in writing of the anticipated date of the consummation of such Change of Control (the “Change of Control Date”) at least twenty (20) calendar days in advance of the Change of Control Date. Subject to Section 5, Payor shall pay, on the Change of Control Date, one hundred twenty percent (120%) of the outstanding principal amount of Notes plus accrued and unpaid interest on such principal amount through the Change of Control Date; provided that the Holder may elect, in lieu of receiving such payment, by irrevocable written notice to Payor no later than ten (10) calendar days prior to the Change of Control Date, to receive consideration in the Change of Control directly from the paying or acquiring party, in the same manner as holders of Common Stock and on an as-converted basis for the full amount of principal outstanding, without any conversion actually being effected.

10. Miscellaneous.

(a) Hedging and Derivatives. Except with the prior written consent of Payor, in its sole discretion, the Holder agrees that neither it nor any of its agents, affiliates or representatives will, from the date hereof until the Maturity Date directly or indirectly (i) acquire (or propose or agree to acquire), of record or beneficially, by purchase or otherwise, any Common Stock, equity securities, debt securities or other securities (other than this Note or any Conversion Shares) or assets of the Payor or any of its Subsidiaries, or rights or options to acquire interests in any Common Stock, equity securities, debt securities or Common Stock Equivalents (other than this Note or any Conversion Shares); or (ii) engage, directly or indirectly, in any short selling of Payor’s securities, establish or increase any “put equivalent position” as defined in Rule 16(a)-1(h) under the Exchange Act, or engage in any other swap, derivative or hedging transactions with respect to Payor’s securities. Notwithstanding the foregoing, nothing in this Section 10 shall prohibit the Holder, any immediate family member (as defined in Rule 16a-1(e)) of the Holder or any person controlled (as defined in Rule 12b-2 of the Exchange Act) by the Holder (collectively, the “Holder Parties”), from: (i) the purchase or sale of the Company’s equity securities in the ordinary course, including sales pursuant to Rule 144 under the Securities Act or pursuant to an effective registration statement; (ii) the adoption, modification, or implementation of a trading plan that complies with Rule 10b5-1 under the Exchange Act; or (iii) ordinary-course portfolio management or hedging activities that are not specifically targeted at, and do not reference or include the Company’s securities, including without limitation index-based hedges, sector hedges, ETF transactions, or other broad-based or macro hedging strategies, and the Holder Parties shall direct persons with investment or other control over such investments with respect to compliance with this subsection (iii).

(b) Transfer Restrictions. The Holder acknowledges and understands that (i) this Note and any Conversion Shares and Interest Shares may only be disposed of in compliance with state and federal securities laws and (ii) in connection with any transfer of this Note and any Conversion Shares and Interest Shares other than pursuant to an effective registration statement or Rule 144, to the Payor, the Payor may require the transferor thereof to provide to the Payor an opinion of counsel selected by the transferor and reasonably acceptable to the Payor, the form and substance of which opinion shall be reasonably satisfactory to the Payor, to the effect that such transfer does not require registration of such transferred Note or Conversion Share or Interest Share under the Securities Act. Any transfer or purported transfer of this Note or any Conversion Shares or any Interest Shares in violation of this Section 10(b) shall be void.

The Holder agrees to the imprinting, so long as is required by this Section 10(b), of a legend or notation on any of this Note or any Conversion Shares or Interest Shares (and any certificates or instruments representing this Note or any Conversion Shares) in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE PAYOR.

(c) Board Observer Rights.

(i) At any time when (a) either (I) the outstanding principal amount of the Notes held by any Holder exceeds Four Million Dollars ($4,000,000) or (II) such Holder beneficially owns more than five percent (5%) of the outstanding Common Stock of the Company, and (b) the Company’s market capitalization, calculated as the average daily closing market capitalization over any thirty (30) consecutive trading days, falls below thirty million dollars ($30,000,000), such Holder shall have the option (but not the obligation), exercisable at its sole discretion upon written notice to the Company, to designate one non-voting observer to attend meetings of the Board of Directors provided that if more than one Holder meets the conditions in (I) and (II) above, only one observer for all such Holders will be permitted. The appointed observer shall serve until (x) the Holder(s) withdraw such observer at any time upon written notice to the Company or (y) either of the conditions ceases to be met, in either case effective immediately.

(ii) So long as an Event of Default has occurred and is continuing without being cured or waived, the Holder shall have the option (but not the obligation), exercisable at its sole discretion upon written notice to the Company, to designate one non-voting observer to attend meetings of the Board of Directors provided that only one observer for all Holders will be permitted. The appointed observer shall serve until the earlier of (x) the Holder(s) withdraw such observer at any time upon written notice to the Company or (y) the date that is six months after the cure of the relevant Event of Default, in either case effective immediately.

(iii) The Holders acknowledge that the appointment of a Board observer may result in receipt of material non-public information and agree to comply with applicable securities laws and the Company’s Insider Trading Policy during any period in which such observer is appointed. For purposes of this Section 10(c), beneficial ownership shall be determined in accordance with Rule 13d-3 promulgated under the Exchange Act.

(d) Senior Debt Purchase. So long either (i) an Event of Default has occurred and is continuing without being cured or waived or (ii) the outstanding principal amount of the Senior Debt under the Loan Agreement is less than five million dollars ($5,000,000), and at the request of any Holder who, at such time, has at least four million dollars ($4,000,000) principal amount outstanding of the Notes, but with no obligation on the part of such Holder, Payor will use its best efforts to facilitate the sale and assignment of the Senior Debt under the Loan Agreement to such Holder, upon terms and conditions acceptable to such Holder and the Bank. Neither Payor nor any Loan Party shall be required to consent to such transfer or, if so required, neither shall refuse to consent. For the avoidance of doubt, the Bank has no obligation, liability or duty under this clause (d) (in particular, and without limiting the foregoing, the Bank shall not have any obligation, liability or duty to negotiate the sale or assignment of, or to sell or assign, any of the Senior Debt under the Loan Agreement to the Holder or any other Person) and no obligation, liability or duty of the Bank shall be express or implied by virtue of this clause (d).

(e) Furnishing of Information. As long as the Holder owns this Note, the Payor covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Payor after the date hereof pursuant to the Exchange Act. As long as the Holder owns Conversion Shares, but only until the Holder’s Conversion Shares may be sold under Rule 144(b)(i) without regard to meeting the requirements of Rule 144(c), if the Payor is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Holder and make publicly available in accordance with Rule 144(c) such information as is required for the Holder under Rule 144. The Payor further covenants that it will take such further action as the Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell this Note or any Conversion Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

(f) Section Headings. The section headings contained in this Note are for convenience of reference only and shall not be considered a part of or affect the construction or interpretation of any provision of this Note.

Amendment and Waiver. Holder and Payor acknowledge and agree that the Bank is an intended third party beneficiary of the provisions of this Note and (i) this Note may not be altered, modified, amended or waived in any manner which is adverse to any Senior Creditor or any Obligor and (ii) Section 5 of this Note may not be altered, modified, amended or waived in any manner, in each case under clause (i) or (ii) except by an instrument in writing duly executed by Holder, Payor and the Bank. The failure of Payor or the Holder or any Senior Creditor to enforce at any time any of the provisions of this Note shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Note or any part hereof or the right of such party thereafter to enforce each and every such provision of this Note. No waiver of any breach of, or noncompliance with, this Note shall be held to be a waiver of any other or subsequent breach or noncompliance.

(g) Successors, Assigns and Transferors. This Note shall not be assignable or transferable without the prior written consent of Payor, which shall not be unreasonably withheld, conditioned or delayed, and, in any case, shall not be assigned or transferred in the absence of registration or qualification under the Securities Act, as amended, and any state securities laws that may be applicable or an exemption therefrom. Any purported assignment or transfer not made in accordance with this Section 10(g) shall be null and void. Subject to the foregoing, the rights and obligations of Payor, the Holder and the Senior Creditors under this Note shall be binding upon, and inure to the benefit of, and be enforceable by, Payor, the Holder and the Senior Creditors and their respective successors and permitted assigns.

(h) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of law that would require the application of the laws of any other jurisdiction. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Note (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or in inconvenient venue or forum for such proceeding. Payor and each Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail, first class postage prepaid and return receipt requested, or by U.S. nationally recognized overnight delivery service (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH OF PAYOR AND EACH HOLDER HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY. If either party shall commence an action, suit or proceeding to enforce any provisions of this Note, then the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

(i) Lost, Stolen, Destroyed or Mutilated Note. Upon receipt of evidence reasonably satisfactory to Payor of the loss, theft, destruction or mutilation of this Note and of indemnity arrangements reasonably satisfactory to Payor from or on behalf of Holder, and upon surrender or cancellation of this Note if mutilated, Payor shall make and deliver a new note of like tenor in lieu of such lost, stolen, destroyed or mutilated Note, at Holder’s expense.

(j) Usury. Nothing contained in this Note shall be deemed to establish or require the payment of a rate of interest in excess of the maximum rate legally enforceable. If the rate of interest called for under this Note at any time exceeds the maximum rate legally enforceable, the rate of interest required to be paid hereunder shall be automatically reduced to the maximum rate legally enforceable. If such interest rate is so reduced and thereafter the maximum rate legally enforceable is increased, the rate of interest required to be paid hereunder shall be automatically increased to the lesser of the maximum rate legally enforceable and the rate otherwise provided for in this Note.

(k) Notices. Any and all notices, requests, consents, or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered by hand or via facsimile prior to 5:30 p.m. (New York City time) on a Business Day, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered by hand or via facsimile on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, (iii) the Business Day following the date of sending, if sent by U.S. nationally recognized overnight courier service for next day delivery, or (iv) upon actual receipt by the party to whom such notice is required to be given, if addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:

if to Holder:

[Address]

[Address]

Attention:

Email:

if to Payor, to:

Cineverse Corp.

224 W. 35th Street, Suite 500 #947

New York, NY 10001

Attention: Chief Legal Office

r Email: gloffredo@cineverse.com

with a copy (which shall not constitute notice) to:

Kelley Drye & Warren LLP

300 Atlantic Street, Suite 700

Stamford, CT 06901

Attention: Carol W. Sherman, Esq.

Email: csherman@kelleydrye.com

(l) Severability. If any provision of this Note is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Note shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Note.

(m) Rights of Third Parties. Nothing expressed or implied in this Note is intended or shall be construed to confer upon or give any person, other than the parties hereto, the Senior Creditors and their permitted successors and assigns, any right or remedies under or by reason of this Note.

(n) Certain Expenses. In the event Payor defaults on its obligations under this Note, Payor shall pay to the Holder, upon demand but subject to Section 5 and the Loan Agreement, all reasonable out-of-pocket costs and expenses, including attorneys’ fees, if any, incurred by the Holder in enforcing its rights hereunder.

(o) Entire Agreement. This Note constitutes the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

(p) Survival. The warranties, representations and covenants of the Payor and Holder contained in or made pursuant to this Note shall survive the execution and delivery of this Note and the Closing (as defined in the Note Purchase Agreement) and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Holder or the Payor.

(q) Construction. Payor and the Holder agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise this Note and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Note or any modifications, amendments, extensions or renewals hereto or hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, Payor has executed and delivered this Note as of the date first written above.

CINEVERSE CORP.

By:
Name: Christopher J. McGurk
Title: Chief Executive Officer

[NAME OF HOLDER]

By:
Name:
Title:

EXHIBIT A

FORM OF WARRANT

See attached.

COMMON STOCK PURCHASE WARRANT

CINEVERSE CORP.

Warrant Shares: _______	Issue Date: __________

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, _____________ or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time or times on or after ________ (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on February __, 2030 (the “Termination Date”) but not thereafter, to subscribe for and purchase from Cineverse Corp., a Delaware corporation (the “Company”), up to ______ shares of Class A common stock of the Company, par value $0.001 per share (the “Common Stock”) (as subject to adjustment hereunder, the “Warrant Shares”). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Convertible Subordinated Promissory Note (the “Note”), dated February __, 2026, between the Company and the Holder.

Section 2. Exercise.

(a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy or PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto as Exhibit A (the “Notice of Exercise”). Within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the number of Warrant Shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, at which time, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares purchasable hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder by the number of Warrant Shares equal to the applicable number of Warrant Shares purchased in connection with such partial exercise. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Trading Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

(b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be the $______,1 subject to adjustment hereunder (the “Exercise Price”). The Exercise Price may be paid in cash or by wire transfer of immediately available funds or by cashless exercise in accordance with Section 2(c) below.

(c) Cashless Exercise. If the closing price on Trading Market of one share of Common Stock is greater than the Exercise Price, this Warrant may be exercised, in whole or in part, by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. (“Bloomberg”) as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the registered characteristics of the Warrants being exercised. The Company agrees not to take any position contrary to this Section 2(c).

[1]	Exercise Price will equal the Conversion Price under the Note.

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the VWAP of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

(d) Mechanics of Exercise.

(i) i. Delivery of Warrant Shares Upon Exercise. Subject to the limitations set forth in Section 2(e) and Section 2(f), exercise of this Warrant shall require [not less than sixty-one (61) calendar days’] prior written notice to the Company in the form of a Notice of Exercise [and shall not be effective, and the Holder shall have no right to acquire Warrant Shares, until the expiration of such sixty-one (61)-day notice period]. Such Notice of Exercise shall state the number of Warrant Shares for which the Warrant is to be exercised and the name or names in which the Warrant Shares are to be issued and delivery instructions for such Warrant Shares. [The Holder may revoke a Notice of Exercise at any time prior to 5:00 p.m. Eastern Time on the tenth (10th) business day immediately preceding the Exercise Date by delivering written notice of revocation to the Company, in which event such Notice of Exercise shall be null and void and of no further force or effect. Following such revocation deadline, the Notice of Exercise shall be irrevocable.] Subject to the limitations set forth in Section 2(e) and Section 2(f), the Company shall, promptly [after the sixty-first (61st) calendar day] after receipt of Holder’s Notice of Exercise (the “Exercise Date”), issue the number of Warrant Shares as set forth in the Notice of Exercise. Such exercise shall be deemed to have been made immediately prior to the close of business on the Exercise Date, and the person or persons entitled to receive the Warrant Shares upon such exercise shall be treated for all purposes as the record holder or holders of such Warrant Shares as of such date. [The Warrant Shares shall not be deemed “long” (as used in Regulation SHO) until the sixty-first (61st) calendar day after the Company’s receipt of the applicable Holder’s Notice of Exercise.]

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. No Fractional Shares or Scrip. No fractional Warrant Shares or scrip representing fractional Warrant Shares shall be issued upon the exercise of this Warrant. As to any fraction of a Warrant Share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election and in lieu of the issuance of such fractional Warrant Share, either (i) pay cash in an amount equal to such fraction multiplied by the Exercise Price or (ii) round up to the next whole Warrant Share.

vi. Charges, Taxes and Expenses. The issuance and delivery of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, the Notice of Exercise shall be accompanied by the Assignment Form, attached hereto as Exhibit B, duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto and this Warrant shall be surrendered to the Company and, if any portion of this Warrant remains unexercised, a new Warrant in the form hereof shall be delivered to the assignee.

vii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

(e) Holder’s Exercise Limitations. The Company shall not effect the exercise of any portion of the Warrant in shares of Common Stock, and the Holder shall not have the right to exercise any portion of the Warrant, and any such exercise shall be null and void and treated as if never made, to the extent that after giving effect to such exercise or payment, such Holder together with the other Attribution Parties collectively would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and the other Attribution Parties shall include the number of shares of Common Stock held by the Holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon exercise of the Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any convertible notes, convertible preferred stock or warrants) beneficially owned by the Holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 2(e)). For purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For the avoidance of doubt, the calculation of the Maximum Percentage shall take into account the concurrent exercise and/or conversion, as applicable, of the unexercised or unconverted portion of any other securities of the Company beneficially owned by the Holder and/or any other Attribution Party, as applicable. For purposes of determining the number of outstanding shares of Common Stock a Holder may acquire upon the exercise of all or part of this Warrant without exceeding the Maximum Percentage, such Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (y) a more recent public announcement by the Company or (z) any other written notice by the Company or the Transfer Agent, if any, setting forth the number of shares of Common Stock outstanding (the “Reported Outstanding Share Number”). If the Company receives a Holder’s Notice of Exercise at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Company shall notify such Holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such Holder’s Notice of Exercise would otherwise cause such Holder’s beneficial ownership, as determined pursuant to this Section 2(e), to exceed the Maximum Percentage, such Holder must notify the Company of a reduced number of shares of Common Stock to be issued pursuant to such Holder’s Notice of Exercise. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing or by electronic mail to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including upon exercise of the Warrant, by the Holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to the Holder upon exercise of the Warrant results in the Holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the Exchange Act), the number of shares so issued by which the Holder’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and the Holder shall not have the power to vote or to transfer the Excess Shares. Upon delivery of a written notice to the Company, the Holder may from time to time increase [(with such increase not effective until the sixty-first (61st) day after delivery of such notice)] or decrease the Maximum Percentage of such Holder to any other percentage not in excess of 19.99% as specified in such notice[; provided that any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company]. For purposes of clarity, the shares of Common Stock issuable to the Holder pursuant to the terms of this Warrant in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the 1934 Act. No prior inability to exercise the Warrant pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of convertibility. The provisions of this paragraph shall not be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to the extent necessary to correct this paragraph (or any portion of this paragraph) which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 2(e) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be amended, modified or waived and shall apply to each successor holder of the Warrant.

(f) Principal Market Regulation. The Company shall not issue any shares of Common Stock upon exercise of this Warrant or otherwise pursuant to the terms of this Warrant if the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Company may issue upon exercise of the Warrant or otherwise pursuant to the terms of this Warrant or the Note without breaching the Company’s obligations under the rules or regulations of the Trading Market (the number of shares which may be issued without violating such rules and regulations, including rules related to the aggregate of offerings in connection with an acquisition under NASDAQ Listing Rule 5635(a), the “Exchange Cap”), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its stockholders as required by the applicable rules of the Trading Market for issuances of shares of Common Stock in excess of such amount or (B) obtains a written opinion from counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Holder. Until such approval or such written opinion is obtained, no Holder shall be issued in the aggregate, upon exercise of the Warrant or otherwise pursuant to the terms of the Notes, shares of Common Stock in an amount greater than the product of (i) the Exchange Cap as of the Issuance Date of the Note multiplied by (ii) the quotient of (1) the original principal amount of Notes issued to such Holder pursuant to the Note Purchase Agreement on the Issuance Date divided by (2) the aggregate original principal amount of all Notes issued to the Holders pursuant to the Note Purchase Agreement the Issuance Date (with respect to each Holder, the “Exchange Cap Allocation”). In the event that any Holder shall sell or otherwise transfer any of such Holder’s Notes, the transferee shall be allocated a pro rata portion of such Holder’s Exchange Cap Allocation with respect to such portion of such Notes so transferred, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation so allocated to such transferee. Upon conversion and exercise in full of a Holder’s Notes and Warrants, the difference (if any) between such Holder’s Exchange Cap Allocation and the number of shares of Common Stock actually issued to such Holder upon such Holder’s conversion or exercise in full of such Notes or Warrants shall be allocated, to the respective Exchange Cap Allocations of the remaining holders of Notes on a pro rata basis in proportion to the shares of Common Stock underlying the Notes then held by each such Holder of Notes. In the event that the Company is prohibited from issuing shares of Common Stock pursuant to this Section 2(f) (the “Exchange Cap Shares”), the Company shall pay cash in exchange for the cancellation of such portion of this Warrant exercisable for such Exchange Cap Shares at a price equal to the product of (i) such number of Exchange Cap Shares and (ii) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date the Holder delivers the applicable Notice of Exercise with respect to such Exchange Cap Shares to the Company and ending on the date of such issuance and payment under this Section 2(f) (collectively, the “Exchange Cap Share Cancellation Amount”).

Section 3. Certain Adjustments.

(a) Adjustments for Stock Splits and Subdivisions. In the event the Company should at any time or from time to time after the date of issuance hereof fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Exercise Price of this Warrant shall be appropriately decreased so that the number of shares of Common Stock issuable upon exercise of this Warrant shall be increased in proportion to such increase of outstanding shares.

(b) Adjustments for Reverse Stock Splits. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Exercise Price for this Warrant shall be appropriately increased so that the number of shares of Common Stock issuable on exercise hereof shall be decreased in proportion to such decrease in outstanding shares.

(c) Notices of Record Date. In the event of:

(1) Any taking by the Company of a record of the holders of any class of securities of Company for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right;

(2) Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other person or any consolidation or merger involving the Company; or

(3) Any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

The Company will mail to the Holder at least ten (10) days prior to the earliest date specified therein, a notice specifying (x) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right and (y) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining stockholders entitled to vote thereon.

Section 4. Transfer of Warrant.

(a) Transfer Restrictions. The Holder acknowledges and understands that (i) this Warrant and any Warrant Shares may only be disposed of in compliance with state and federal securities laws and (ii) in connection with any transfer of this Warrant and any Warrant Shares other than pursuant to an effective registration statement or Rule 144, to the Company, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Warrant or Warrant Share under the Securities Act.

The Holder agrees to the imprinting, so long as is required by this Section 4(a), of a legend or notation on any of this Warrant or any Warrant Shares (and any certificates or instruments representing this Warrant or any Warrant Shares) in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(b), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

(c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

Section 5. Miscellaneous.

(a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(d)(i) and Section 2(d)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

(b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

(c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then such action may be taken or such right may be exercised on the next succeeding Trading Day.

(d) Reservation of Common Stock Issuable Upon Exercise. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the exercise of this Warrant such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of the entire Warrant, in addition to such other remedies as shall be available to the Holder, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

(e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Note.

(f) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Note, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(g) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Note.

(h) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any share of Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

(k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

(l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

CINEVERSE CORP.

By:
Name:
Title:

EXHIBIT A

NOTICE OF EXERCISE

TO: CINEVERSE CORP.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

[ ]	in lawful money of the United States; or

[ ]

in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following address or DWAC Account Number, if applicable:

[SIGNATURE OF HOLDER]

Name of Investing Entity:
Signature of Authorized Signatory of Investing Entity:

NAME OF AUTHORIZED SIGNATORY

Title of Authorized Signature:

Date

A-1

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Phone Number

Email Address:

Dated: _______________ ____, _______

Holder’s Signature

Holder’s Address

SCHEDULE OF INVESTORS

Investor	Principal Amount of Investor’s Note
Kaufman Kapital LLC	$12,000,000
Corsair Capital Partners, L.P.	$840,000
Corsair Capital Partners, 100 L.P.	$125,000
Corsair Capital Investors, Ltd.	$35,000